UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 25, 2011

ORBITAL SCIENCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14279	06-1209561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21839 Atlantic Boulevard, Dulles, Virginia 20166
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (703) 406-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2011, the Board of Directors of Orbital Sciences Corporation (the “Company”) adopted Amended and Restated Bylaws (the “Amended Bylaws”), effective as of the same date, principally for the purpose of implementing a majority voting standard for the election of directors in uncontested elections.

Effective as of the next meeting of stockholders at which directors are elected, each director standing for election in an uncontested election will be elected by the vote of the majority of the votes cast with respect to the nominee.  For purposes of this voting standard, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” the director, and broker non-votes and abstentions will not be counted.  The Amended Bylaws retain a plurality voting standard for contested elections.  Related amendments implement a resignation policy for incumbent director nominees who fail to receive a majority of the votes cast in an uncontested election and ensure that the voting standard applicable to an election (majority or plurality) is determined prior to the mailing of the notice of the meeting at which directors are to be elected.

The Amended Bylaws also reflect unrelated amendments (i) to the Company’s advance notice procedures to expand the information requirements for any stockholder who submits a nomination for election to the Board of Directors or a stockholder proposal for consideration at an annual or special meeting of stockholders, including providing more comprehensive disclosure regarding such stockholder’s interest in the Company’s securities and stating whether the stockholder intends to solicit proxies from other stockholders in connection with a proposal or nomination, and (ii) to delete references to outdated forms of communication.

           The foregoing summary of the material changes in the Amended Bylaws is qualified in its entirely by reference to the full text of the Amended Bylaws, a copy of which is filed herewith and incorporated herein as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Orbital Sciences Corporation, dated October 25, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION (Registrant)
Date: October 31, 2011	By: /s/ Susan Herlick Susan Herlick Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Orbital Sciences Corporation, dated October 25, 2011.